                                                                    EXHIBIT 99.1


                             LETTER OF TRANSMITTAL

                               INTEGON CAPITAL I

                             OFFER TO EXCHANGE ITS
                      10 3/4% CAPITAL SECURITIES, SERIES B
                      (THE "EXCHANGE CAPITAL SECURITIES")
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                       FOR ANY AND ALL OF ITS OUTSTANDING
                      10 3/4% CAPITAL SECURITIES, SERIES A
                     (THE "OUTSTANDING CAPITAL SECURITIES")
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)
               PURSUANT TO THE PROSPECTUS, DATED ______ __, 1997

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 1997 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.

        TO: FIRST UNION NATIONAL BANK OF NORTH CAROLINA, EXCHANGE AGENT


        BY MAIL:                                  BY HAND OR OVERNIGHT DELIVERY:
FIRST UNION NATIONAL BANK                           FIRST UNION NATIONAL BANK
    OF NORTH CAROLINA                                   OF NORTH CAROLINA
230 SOUTH TRYON STREET                               230 SOUTH TRYON STREET
       9TH FLOOR                                            9TH FLOOR
CHARLOTTE, NC 28288-1179                             CHARLOTTE, NC 28288-1179
 ATTENTION:  MIKE KLOTZ                               ATTENTION:  MIKE KLOTZ
                                 BY FACSIMILE:
                                (704) 383-7199
                        TO CONFIRM BY TELEPHONE OR FOR
                                 INFORMATION:
                                (704) 383-4105
                                (800) 829-8432

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH
                 ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX BELOW

                             --------------------

     List below the Outstanding Capital Securities to which this Letter of Transmittal relates. If the space provided below is inadequate, certificate numbers and number of Outstanding Capital Securities represented thereby should be listed on a separate signed schedule affixed hereto.

Description of Outstanding Capital Securities           (1)               (2)                 (3)
------------------------------------------------------------------------------------------------------------------

                                                                                             NUMBER
                                                                         NUMBER                OF
                                                                         OF                OUTSTANDING
                                                                         OUTSTANDING    CAPITAL SECURITIES
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)      CERTIFICATE         CAPITAL            TENDERED
            (PLEASE FILL IN, IF BLANK)               NUMBER(S)/*/        SECURITIES     (IF LESS THAN ALL)/**/
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

/*/   Need not be completed by book-entry holders.
/**/ Outstanding Capital Securities may be tendered in whole or in part in denominations of $100,000 (100 Outstanding Capital Securities) or any integral multiple of $1,000 in excess thereof, provided that if any Outstanding Capital Securities are tendered for exchange in part, the untendered aggregate Liquidation Amount thereof must be $100,000 (100 Outstanding Capital Securities) or any integral multiple of $1,000 in excess thereof. Unless otherwise indicated, the holder will be deemed to have tendered the full number of Outstanding Capital Securities represented by such certificates of Outstanding Capital Securities.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus, dated ______________, 1997 (the "Prospectus"), of Integon Capital I, a Delaware business trust (the "Trust"), and this Letter of Transmittal (the "Letter"), which together constitute the Trust's offer (the "Exchange Offer") to exchange its 10 3/4% Capital Securities, Series B (the "Exchange Capital Securities") for a like aggregate Liquidation Amount of its issued and outstanding 10 3/4% Capital Securities, Series A (the "Outstanding Capital Securities"), respectively, from the holders thereof. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Prospectus.

     The undersigned has completed the appropriate boxes above and below and signed this letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     This Letter is to be used either if certificates representing Outstanding Capital Securities are to be forwarded herewith or if delivery of Outstanding Capital Securities is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in "Exchange Offer--Procedures for Tendering Outstanding Capital Securities" in the Prospectus. Delivery of this Letter and any other required documents should be made to the Exchange Agent. Delivery of documents to a book-entry transfer facility does not constitute delivery to the Exchange Agent.

     Holders whose Outstanding Capital Securities are not immediately available or who cannot deliver their Outstanding Capital Securities and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Outstanding Capital Securities according to the guaranteed delivery procedure set forth in the Prospectus under the caption "Exchange Offer--Procedures for Tendering Outstanding Capital Securities." See Instruction 1.

[ ] CHECK HERE IF OUTSTANDING CAPITAL SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution                   [ ] The Depository Trust Company
                             ------------------
Account Number
              ------------------------------------------------------------------
Transaction Code Number
                       ---------------------------------------------------------
[ ] CHECK HERE IF OUTSTANDING CAPITAL SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)
                            ----------------------------------------------------
Name of Eligible Institution that Guaranteed Delivery
                                                     ---------------------------
If delivered by book-entry transfer:
Name of Tendering
Institution
           ---------------------------------------------------------------------

Account Number
              ------------------------------------------------------------------
Transaction Code Number
                       ---------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name
    ----------------------------------------------------------------------------
Address
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Trust and Integon Corporation, a Delaware corporation (the "Company") the aggregate Liquidation Amount of Outstanding Capital Securities indicated above in exchange for a like aggregate Liquidation Amount of Exchange Capital Securities of the Trust, upon the terms and subject to the conditions set forth in the Prospectus. Subject to, and effective upon, the acceptance for exchange of the Outstanding Capital Securities tendered hereby, the undersigned hereby sells, exchanges, assigns and transfers to, or upon the order of, the Trust all right, title and interest in and to such Outstanding Capital Securities as are being tendered hereby.

          The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Outstanding Capital Securities tendered hereby and that the Trust will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies when the same are accepted by the Trust. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company, Trust or the Exchange Agent to be necessary or desirable to complete the tender, exchange, sale, assignment and transfer of the Outstanding Capital Securities tendered hereby.

          The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney in fact (with full knowledge that the Exchange Agent is also acting as agent of the Company and the Trust in connection with the Exchange Offer) of the undersigned with respect to the tendered Outstanding Capital Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in Instruction 2, to (i) deliver certificates for the tendered Outstanding Capital Securities to the Company or the Trust or cause ownership of the tendered Outstanding Capital Securities to be transferred to, or upon the order of, the Trust, on the books of the registrar for the Outstanding Capital Securities and deliver all accompanying evidences of transfer and authenticity to, or transfer ownership of such Outstanding Capital Securities on the account books maintained by DTC to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Capital Securities to be issued in exchange for such Outstanding Capital Securities pursuant to the Exchange Offer, and (ii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of the tendered Outstanding Capital Securities, all in accordance with the terms of the Exchange Offer.

          The undersigned also acknowledges that this Exchange Offer is being made in reliance on the Company's and the Trust's belief, based on no-action letters issued by the staff of the Securities and Exchange Commission (the "SEC") to third parties, that the Exchange Capital Securities issued in exchange for the Outstanding Capital Securities pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (i) a broker-dealer who purchases such Exchange Capital Securities directly from the Trust to resell pursuant to Rule 144A or any other available exemption under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) a person that is an "affiliate" of the Trust or the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such Exchange Capital Securities are acquired in the ordinary course of such holders' business and such holders have no arrangements with any person to participate in the distribution of such Exchange Capital Securities. If the undersigned is not a broker-dealer or is a broker-dealer but will not receive Exchange Capital Securities for its own account in exchange for Outstanding Capital Securities, the undersigned represents that (i) the Exchange Capital Securities acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements or understanding with any person to participate in the distribution of such Exchange Capital Securities, and (iii) such holder is not an "affiliate" of the Trust or the Company, as defined in Rule 405 under the Securities Act, or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is a broker-dealer that will receive Exchange Capital Securities for its own account in exchange for Outstanding Capital Securities that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Capital Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

          The Company and the Trust have agreed that, subject to the provisions of the Registration Rights Agreement and to the limitations described in the Prospectus, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Capital Securities received in exchange for Outstanding Capital Securities where such Outstanding Capital Securities were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Exchange Offer is completed or, if earlier, when all such Exchange Capital Securities have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Outstanding Capital Securities for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Outstanding Capital Securities and executing this Letter, agrees that, upon receipt of notice from the Company or the Trust of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Capital Securities (or the Exchange Guarantee or the Exchange Junior Subordinated Debentures, as applicable) pursuant to the Prospectus until the Company or the Trust has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such Participating Broker-Dealer or the Company or the Trust has given notice that the sale of the Exchange Capital Securities (or the Exchange Guarantee or the Exchange Junior Subordinated Debentures, as applicable) may be resumed, as the case may be.

          The undersigned acknowledges that holders of Outstanding Capital Securities whose Outstanding Capital Securities are accepted for exchange will be deemed to have waived the right to receive any payment in respect of any unpaid dividends on the Outstanding Capital Securities that have accumulated to the date of the issuance of the Exchange Capital Securities. Consequently, holders who exchange their Outstanding Capital Securities for Exchange Capital Securities will receive the same dividends on the Exchange Capital Securities that holders of the Outstanding Capital Securities who do not accept the Exchange Offer will receive on the Outstanding Capital Securities.

          All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the instructions contained in this Letter.

          The undersigned understands that tenders of the Outstanding Capital Securities pursuant to any one of the procedures described under "Exchange Offer--Procedures for Tendering Outstanding Capital Securities" in the Prospectus and in the instructions hereto will constitute a binding agreement among the undersigned, the Company and the Trust in accordance with the terms and subject to the conditions of the Exchange Offer.

          The undersigned recognizes that, under certain circumstances set forth in the Prospectus under "Exchange Offer--Certain Conditions to the Exchange Offer," the Trust and the Company may not be required to accept for exchange any of the Outstanding Capital Securities tendered. Outstanding Capital Securities not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

          Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby requests that the Exchange Capital Securities (and, if applicable, substitute certificates representing Outstanding Capital Securities for any Outstanding Capital Securities not exchanged) be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, the undersigned hereby requests that the Exchange Capital Securities (and, if applicable, substitute certificates representing Outstanding Capital Securities for any Outstanding Capital Securities not exchanged) be sent to the undersigned at the address shown above in the box entitled "Description Outstanding Capital Securities."

          THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING CAPITAL SECURITIES" ABOVE AND SIGNING THIS LETTER AND DELIVERING SUCH OUTSTANDING

CAPITAL SECURITIES AND THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING CAPITAL SECURITIES AS SET FORTH IN SUCH BOX ABOVE.

                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (Complete Accompanying Substitute Form W-9)



X
  ..............................        ..............................
X
  ..............................        ..............................
Signature(s) of Owner(s)                Date

Area Code and Telephone Number
                              ..........

If a holder is tendering any Outstanding Capital Securities, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Capital Securities or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please indicate such capacity below. See Instruction 3.

Name(s):
        ......................................................................

        ......................................................................
                            (PLEASE TYPE OR PRINT)

Capacity:
        ......................................................................
Address:
        ......................................................................

        ......................................................................
                              (INCLUDE ZIP CODE)


                              SIGNATURE GUARANTEE
                        (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by
an Eligible Institution:
                        ......................................................
                            (AUTHORIZED SIGNATURE)

 ..............................................................................
                                    (TITLE)

 ..............................................................................
                                (NAME OF FIRM)

Dated:
      ........................................................................

         SPECIAL ISSUANCE INSTRUCTIONS                         SPECIAL DELIVERY INSTRUCTIONS
          (SEE INSTRUCTIONS 3 AND 4)                             (SEE INSTRUCTIONS 3 AND 4)
  To be completed ONLY if Exchange Capital                To be completed ONLY if Exchange Capital
Securities (and if applicable Outstanding Capital      Securities (and if applicable Outstanding Capital
Securities not exchanged) are to be issued in the      Securities not exchanged) are to be sent to someone
name of and sent to someone other than the person      other than the person or persons whose signature(s)
or persons whose signature(s) appear on this Letter    appear(s) on this Letter above or to such person or
above.                                                 persons at an address other than shown in the box
                                                       entitled "Description of Outstanding Capital
                                                       Securities" on this Letter above.

Issue Exchange Capital Securities (and if applicable
Outstanding Capital Securities not exchanged) to:
                                                          Mail Exchange Capital Securities (and if applicable
                                                          Outstanding Capital Securities not exchanged) to:
Name(s):
        ..........................................
                (PLEASE TYPE OR PRINT)
                                                          Name(s):
        ..........................................                ..........................................
               (PLEASE TYPE OR PRINT)                                    (PLEASE TYPE OR PRINT)

                                                                  ..........................................
Address:                                                                 (PLEASE TYPE OR PRINT)
        ..........................................        Address:
               (INCLUDE ZIP CODE)                                 ..........................................

                                                                  ..........................................
         (COMPLETE SUBSTITUTE FORM W-9                                     (INCLUDE ZIP CODE)
         AND SIGNATURE GUARANTEE SECTION)

          IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OUTSTANDING CAPITAL SECURITIES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF OUTSTANDING CAPITAL SECURITIES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER AND OUTSTANDING CAPITAL SECURITIES; GUARANTEED DELIVERY PROCEDURE

          This Letter is to be used to forward, and must accompany, all Outstanding Capital Securities tendered pursuant to the Exchange Offer. Certificates representing the Outstanding Capital Securities in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Capital Securities into the Exchange Agent's account at the book-entry transfer facility) as well as a properly completed and duly executed copy of this Letter and all other documents and signature guarantees required by this Letter, must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date.

          THE METHOD OF DELIVERY OF THIS LETTER, THE OUTSTANDING CAPITAL SECURITIES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, OR AN OVERNIGHT OR HAND DELIVERY SERVICE, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OUTSTANDING CAPITAL SECURITIES SHOULD BE SENT TO THE TRUST OR THE COMPANY.

          If a holder desires to tender Outstanding Capital Securities and the certificates representing such holder's Outstanding Capital Securities are not immediately available or time will not permit such holder's Letter, certificates representing Outstanding Capital Securities (or a confirmation of book-entry transfer of Outstanding Capital Securities into the Exchange Agent's account at the book-entry transfer facility) or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder may nevertheless tender Outstanding Capital Securities if:

          (a) such tender is made by or through an Eligible Institution (as defined below);

          (b) on or prior to the Expiration Date, the Exchange Agent has received a telegram, facsimile or letter from such Eligible Institution setting forth the name and address of the holder of such Outstanding Capital Securities, the name in which such Outstanding Capital Securities are registered, if possible, the certificate number or numbers of the certificate or certificates representing Outstanding Capital Securities to be tendered, and the number of Outstanding Capital Securities tendered and stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, a duly executed Letter of Transmittal, or facsimile thereof, together with the Outstanding Capital Securities in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Capital Securities into the Exchange Agent's account at the book-entry transfer facility), and any other documents required by this Letter and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

          (c) this Letter, or a facsimile hereof, and Outstanding Capital Securities in proper form for transfer (or a confirmation of book-entry transfer of such Outstanding Capital Securities into the Exchange Agent's account at the book-entry transfer facility) and all other required documents are received by the Exchange Agent within three business days after the Expiration Date.

See "Exchange Offer" in the Prospectus.

2. Partial Tenders; Withdrawals

          Tenders of Outstanding Capital Securities will be accepted only in the aggregate Liquidation Amount of $100,000 (100 Outstanding Capital Securities) or any integral multiple of $1,000 (1 Outstanding Capital Security) in excess thereof, provided that if any Outstanding Capital Securities are tendered for exchange in part, the untendered aggregate Liquidation Amount thereof must be $100,000 (100 Outstanding Capital Securities) or any integral multiple of $1,000 (1 Outstanding Capital Security) in excess thereof. If less than the entire aggregate Liquidation Amount of Outstanding Capital Securities evidenced by any certificate submitted is tendered, the tendering holder should fill in the Liquidation Amount tendered in the column labeled "Number of Outstanding Capital Securities Tendered" of the box entitled "Description of Outstanding Capital Securities" above. The entire aggregate Liquidation Amount of Outstanding Capital Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire aggregate Liquidation Amount of all Outstanding Capital Securities is not tendered, new certificate(s) for Outstanding Capital Securities for the Liquidation Amount of Outstanding Capital Securities not tendered and Exchange Capital Securities exchanged for any Outstanding Capital Securities tendered will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter, as soon as practicable following the Expiration Date.

          Any holder who has tendered Outstanding Capital Securities may withdraw the tender by delivering written notice of withdrawal to the Exchange Agent prior to the Expiration Date. For a withdrawal to be effective, a written notice of withdrawal sent by letter, telegram or facsimile must be received by the Exchange Agent at its address or facsimile number set forth herein. Any such notice of withdrawal must (i) specify the name of the person having tendered the Outstanding Capital Securities to be withdrawn (the "Depositor"),
(ii) identify the Outstanding Capital Securities to be withdrawn (including the certificate number or numbers of the certificate or certificates representing such Outstanding Capital Securities, and number of such Outstanding Capital Securities), (iii) be signed by the holder in the same manner as the original signature on this Letter by which such Outstanding Capital Securities were tendered or as otherwise set forth in Instruction 3 below (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Transfer Agent with respect to the Outstanding Capital Securities (the "Transfer Agent") register the transfer of such Outstanding Capital Securities into the name of the person withdrawing the tender and (iv) specify the name in which any Outstanding Capital Securities are to be registered, if different from that of the Depositor. If Outstanding Capital Securities have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Capital Securities or otherwise comply with the book-entry transfer facility's procedures. See "Exchange Offer--Withdrawal Rights" in the Prospectus. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company and the Trust in their sole discretion, which determination will be final and binding on all parties. Any Outstanding Capital Securities so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Capital Securities will be issued with respect thereto unless the Outstanding Capital Securities so withdrawn are validly retendered. Any Outstanding Capital Securities which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as soon as practicable after such withdrawal. Properly withdrawn Outstanding Capital Securities may be retendered by following one of the procedures described in the Prospectus under "Exchange Offer--Procedures for Tendering Outstanding Capital Securities" at any time prior to the Expiration Date.

3. Signatures on this Letter; Stock Powers and Endorsements; Guarantee of Signatures

          If this Letter is signed by the registered holder of the Outstanding Capital Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

          If any tendered Outstanding Capital Securities are owned of record by two or more joint owners, all such owners must sign this Letter.

          If any tendered Outstanding Capital Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

          If this Letter or any Outstanding Capital Securities or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Trust or the Company, proper evidence satisfactory to the Trust and the Company of their authority so to act must be submitted.

          The signatures on this Letter or a notice of withdrawal, as the case may be, must be guaranteed unless the Outstanding Capital Securities surrendered for exchange pursuant thereto are tendered (i) by a registered holder of the Outstanding Capital Securities who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or by a commercial bank or trust company having an office or correspondent in the United States (collectively, "Eligible Institutions"). If Outstanding Capital Securities are registered in the name of a person other than the signer of this Letter, the Outstanding Capital Securities surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Trust or the Company in their sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS

          Tendering holders of Outstanding Capital Securities should indicate in the applicable box the name and address to which Exchange Capital Securities issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Exchange Capital Securities will be issued in the name of, and delivered to, the name or address of the person signing this Letter and any Outstanding Capital Securities not accepted for exchange will be returned to the name or address of the person signing his Letter.

5.  Backup Federal Income Tax Withholding and Substitute Form W-9

          Under the federal income tax laws, payments that may be made by the Trust on account of Exchange Capital Securities issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Trust (or the Transfer Agent for the Exchange Capital Securities) shall retain 31% of payments made to the tendering holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Trust with its TIN within sixty (60) days after the date of the Substitute Form W-9, the Trust (or the Paying Agent with respect to the Capital Securities (the "Paying Agent")) shall remit such amounts retained during the sixty (60) day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Trust with its TIN within such sixty (60) day period, the Trust (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Exchange Agent or the Trust is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Outstanding Capital Securities are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

          Failure to complete the Substitute Form W-9 will not, by itself, cause Outstanding Capital Securities to be deemed invalidly tendered, but may require the Trust (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Capital Securities. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

6.  Transfer Taxes

          The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Capital Securities to the Trust or its order pursuant to the Exchange Offer. If, however, certificates representing Exchange Capital Securities or Outstanding Capital Securities not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Capital Securities tendered hereby, or if tendered Outstanding Capital Securities are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Capital Securities to the Trust or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

          Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Capital Securities specified in this Letter.

7.  No Conditional Tenders; WAIVER OF CONDITIONS

          All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Outstanding Capital Securities tendered for exchange will be determined by the Company and the Trust in their sole discretion, which determination will be final and binding on all parties. The Company and the Trust reserve the right to reject any and all tenders of any particular Outstanding Capital Securities not properly tendered or reject any particular Outstanding Capital Securities the acceptance of which might, in the judgment of the Company and the Trust or their counsel, be unlawful. The Company and the Trust also reserve the absolute right to waive any defects or irregularities or condition of the Exchange Offer as to any particular Outstanding Capital Securities either before or after the Expiration Date (including the right to waive the ineligibility of any holder who seeks to tender Outstanding Capital Securities in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) by the Company and the Trust shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Capital Securities for exchange must be cured within such time as the Company and the Trust shall determine. None of the Company, the Trust, nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Capital Securities for exchange, nor shall any of them incur any liability for failure to give such notification.

8.  Inadequate Space

          If the space provided herein is inadequate, the number of Outstanding Capital Securities being tendered and the certificate number or numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter.

9.  Mutilated, Lost, Stolen or Destroyed Outstanding Capital Securities

          Any holder whose certificates representing Outstanding Capital Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. The Letter and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen certificates have been followed.

10.  Requests for Assistance or Additional Copies

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 5)

                        PAYER'S NAME: INTEGON CAPITAL I

SUBSTITUTE                        PART I--Taxpayer Identification Number
Form W-9                                                                                     ______________________________
Department of the Treasury        Enter your taxpayer identification number in the           Social Security Number
Internal Revenue Service          appropriate box. For most individuals, this is your
                                  social security number. If you do not have a number, see   OR
                                  how to obtain a "TIN" in the enclosed Guidelines.
                                                                                             ______________________________
                                  NOTE:  If the account is in more than one name, see the    Employer Identification Number
                                  chart on page 2 of the enclosed Guidelines to determine
                                  what number to give.



------------------------------------------------------------------------------------------------------------------------------------

                                  PART II--For Payees Exempt From Backup Withholding (see enclosed Guidelines)
------------------------------------------------------------------------------------------------------------------------------------

Payer's Request for Taxpayer      CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
 Identification Number (TIN)      (1)  the number shown on this form is my correct Taxpayer Identification Number (or I am waiting
 and Certification                for a number to be issued to me), and
                                  (2)  I am not subject to backup withholding either because I have not been notified by the
                                  Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.
------------------------------------------------------------------------------------------------------------------------------------

                                  SIGNATURE______________________________________ DATE____________________
------------------------------------------------------------------------------------------------------------------------------------

Certification Guidelines -- You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
------------------------------------------------------------------------------------------------------------------------------------


         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

          I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me, and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payer, 31 percent of all payments made to me on account of the Exchange Capital Securities shall be retained until I provide a Taxpayer Identification Number to the payer and that, if I do not provide my Taxpayer Identification Number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31 percent of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

     SIGNATURE                                  DATE
              ---------------------------           ---------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE CAPITAL SECURITIES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

----------------------------------------------------------------------------------------------------------------------------------
                                             Give the                                                    Give the EMPLOYER
For this type of account:                 SOCIAL SECURITY         For this type of account:                IDENTIFICATION
                                            number of--                                                     number of--
----------------------------------------------------------------------------------------------------------------------------------
1.  An individual's account        The individual                 9.  A valid trust, estate or    The Legal entity (Do not
                                                                  pension trust                   furnish the identifying number
                                                                                                  of the personal representative
2.  Two or more individuals        The actual owner of the                                        or trustee unless the legal
 (joint account)                   account or, if combined                                        entity itself is not designated
                                   funds, any one of the                                          in the account title.)/5/
                                   individuals/1/


3.  Husband and wife (joint        The actual owner of the        10.  Corporate account          The corporation
 account)                          account or, if joint funds,
                                   either person/1/

4.  Custodian account of a         The minor/2/                   11.  Religious, charitable,     The organization
 minor (Uniform Gift to                                           or
 Minors Act)                                                      educational organization
                                                                  account

5.  Adult and minor (joint         The adult or, if the minor     12.  Company account held in    The company
 account)                          is                             the name of the business
                                   the only contributor, the
                                   minor/1/

6.  Account in the name of         The ward, minor, or            13.  Association, club, or      The organization
 guardian or committee for a       incompetent person/3/          other tax-exempt
 designated ward, minor, or                                       organization
 incompetent person

7.  a.  The usual revocable        The grantor-trustee/1/         14.  A broker or registered     The broker or nominee
 savings trust account                                            nominee
 (grantor is also trustee)
    b.  So-called trust account    The actual owner/1/            15.  Account with the           The public entity
 that is not a legal or                                           Department of
 valid trust under State                                          Agriculture in the name
 law                                                              of a public entity (such as
                                                                  a State or local
                                                                  government, school
                                                                  district, or prison) that
                                                                  receives agricultural
                                                                  program payments

                                                                  16.  Sole proprietorship        The owner/4/
8.  Sole proprietorship account    The owner/4/                   account

----------------------------------------------------------------------------------------------------------------------------------

/1/   List first and circle the name of the person whose number you furnish.
---
/2/   Circle the minor's name and furnish the minor's social security number.
---
/3/   Circle the ward's, minor's or incompetent person's name and furnish such
---   person's social security number.
/4/   Show the name of the owner.  See item 8 or 16.  You may also enter your
---   business name.
/5/   List first and circle the name of the legal trust, estate, or pension
---   trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding
Payees specifically exempted from backup withholding on ALL payments include the following:
 .    A corporation.
 .    A financial institution.
 .    An organization exempt from tax under section 501(a), or an individual retirement plan.
 .    The United States or any agency or instrumentality thereof.
 .    A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
 .    A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
 .    An international organization or any agency, or instrumentality thereof.
 .    A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
 .    A real estate investment trust.
 .    A common trust fund operated by a bank under section 584(a).
 .    An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).
 .    An entity registered at all times under the Investment Company Act of 1940.
 .    A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
 .    Payment to nonresident aliens subject to withholding under section 1441.
 .    Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
 .    Payments of patronage dividends where the amount received is not paid in money.
 .    Payments made by certain foreign organizations.
 .    Payments made to a nominee.

Payments of interest not generally subject to backup with holding include the following:
 .    Payments of interest on obligations issued by individuals.

Note: You may be subject to backup withholding if this interest is $500 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 .    Payments of tax-exempt interest (including exempt-interest dividends under section 852).
 .    Payments described in section 6049(b)(5) to nonresident aliens.
 .    Payments on tax-free covenant bonds under section 1451.
 .    Payments made by certain foreign organizations.
 .    Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.-- Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE